Securities Act File No.  33-96334
Investment Company Act File No.  811-09088

Securities And Exchange Commission
Washington, DC 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940

Amendment No.  6

TEXAS CAPITAL VALUE FUNDS, INC
(Exact Name of Registrant as Specified in Charter)

1600 West 38th Street, Suite 412
Austin, TX  78731
(Address of Principal Executive Offices)(Zip Code)

Registrant's Telephone Number, including Area Code:
(512)458-8166

Thomas Roberts
The Company Corporation, Inc.
17521 Shenandoah Court
Ashton, Maryland  20861

(Name and Address of Agent for Service)

____________________________________

It is proposed that this filing will become effective:

Immediately upon filing pursuant to paragraph (b) 	|_|

On ____ pursuant to paragraph (b)        		        |_|

60 Days after filing pursuant to paragraph (a)(1) 	|x|

On (date) pursuant to paragraph (a)(1)     	       |_|

75 days after filing pursuant to paragraph (a)(2)  |_|

On (date) pursuant to paragraph (a)(2) of rule 485 |_|

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            TEXAS CAPITAL VALUE FUNDS, INC.

                             CROSS REFERENCE SHEET

                                     PART A
                                     ------

FORM N-1A ITEM NO.                        SECTION IN PROSPECTUS

1. Front and Back Cover Pages..........   Same

2. Risk/Return Summary: Investments,
    Risks, and Performance.............   What risks are involved?
                                          What can the Funds Invest In?
                                          What else do I need to know before
investing?
                                          How have the Funds performed?

3. Risk/Return Summary: Fee Table.....    What Fees and Expenses do I pay?

4. Investment Objectives, Principal
    Investment Strategies, and
    Related Risks.....................    What are the Funds' Investment
Strategy?
                                          What Risks are Involved?

5. Management's Discussion
    of Fund Performance...............    Not Applicable

6. Management, Organization, and
    Capital Structure.................    How are the Funds Set Up?
                                          Who Runs the Funds?

7. Shareholder Information............    What Else do I Need to Know Before
Investing?
                                          How Can I Reach the Funds?

8. Distribution Arrangements..........    How are the Funds Set Up?
                                          How do I Purchase Shares?

9. Financial Highlights Information...    How Have the Funds Performed?

                             USAA MUTUAL FUND, INC.

                             CROSS REFERENCE SHEET

                                     PART B
                                     ------

FORM N-1A ITEM NO.                        SECTION IN STATEMENT OF ADDITIONAL
                                          INFORMATION

10. Cover Page and Table of Contents....  Same

11. Fund History........................  Fund History

12. Description of the Fund and
     Its Investments and Risks..........  Investment Objective and Policies

13. Management of the Fund..............  Investment Advisor
                                          Directors and Officers

14. Control Persons and Principal
     Holders of Securities..............  Principal Holders of Securities

15. Investment Advisory and
     Other Services.....................  Directors and Officers
                                          Investment Advisor
                                          Service Providers

16. Brokerage Allocation and
     Other Practices....................  Brokerage

17. Capital Stock and
     Other Securities...................  Voting
                                          Fund History

18. Purchase, Redemption, and
     Pricing of Shares..................  Purchase and Redemption of Shares
                                          Net Asset Value


19. Taxation of the Fund................  Tax Status

20. Underwriters........................  Distribution of the Funds

21. Calculation of Performance Data.....  Performance Information

22. Financial Statements................  Cover Page

Part C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration
Statement


PART A - PROSPECTUS


Texas Capital Value Funds - Prospectus

Table of Contents
What is Each Funds Investment Strategy?      		2
What Risks are Involved?				                    2
What Fees and Expenses Do I Pay? 			            3
How do I Purchase Shares?				                   5
How do I Sell Shares?					                      6
What Can the Funds Invest In?				               8
What is the Charitable Giving Program?		        9
How are the Funds Set Up?				                   9
Who Runs the Funds?					                        9
What are the Funds Brokerage Policies?		       11
How are Fund Distributions and Taxes Handled?	  12
Do the Funds Offer Retirement Accounts?		       12
What Else do I Need to Know Before Investing?	  13
How Have the Funds Performed?				               13
How Can I Reach the Funds?				                  16


Phone Numbers
	Existing Accounts: 		        888-839-4769
	New Accounts & Information: 	888-839-7424
						                        512-458-8165

Ticker Symbols		Value & Growth Portfolio	  TCVGX
				            Mid-Cap Focus Portfolio	   Not assigned

This prospectus tells you what you need to know about the Value & Growth Portfolio and the Mid-Cap Focus Portfolio, before you invest. Each portfolio is commonly known as a mutual fund and is a separate, non-diversified, open-end investment series of the Texas Capital Value Funds, Inc., the Fund complex. First Austin Capital Management, Inc. manages and administers the Funds and will be referred to as "we" or "us" in this prospectus. You should read this prospectus carefully before you invest and keep it for future reference.

If you want more detailed information, a Statement of Additional Information dated January 31, 1999 has been filed with the Securities and Exchange Commission and referenced in this Prospectus. You may obtain a copy without charge by downloading it from our website at www.firstaustin.com, by writing the Fund, or by calling 888-839-7424. The Securities and Exchange Commission maintains an internet site www.sec.gov that contains the Statement of Additional Information, other material incorporated by reference, and other information about companies that file electronically with the Commission.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus is not a solicitation by any Fund for the sale of shares in states in which the offering is not authorized. No one is authorized by the Funds to give information or make representations that are different from any material issued by the Funds or its Distributor. No one should rely on any other information or representation.


WHAT IS EACH FUNDS INVESTMENT STRATEGY?

Objectives

Value & Growth Portfolio
	Capital appreciation by investing in equity securities of small domestic and foreign corporations.

Mid-Cap Focus Portfolio
	Capital appreciation and, to a lesser extent, income by investing in equity securities of mid-cap domestic and foreign corporations.

How are the Funds similar?

We will seek to achieve our objectives by purchasing and holding stocks. For both Funds, we practice quantitative techniques in the selection of stocks using a computer screening process to assist us in finding investment opportunities. Our screening process concentrates on a few of a company's fundamental ratios such as market price relative to company earnings (P/E), market price relative to company cashflow (P/CF), and market price relative to company net worth or bookvalue (P/B). We consider companies undervalued when these ratios are below average when compared to the market. These are by no means the only ratios that are considered, but they weigh heavily in the selection of securities. Qualitative factors are considered in investment selection, but their influence is usually minimal.

Academic research and studies have shown that portfolios with low fundamental ratios described above may be associated with higher long-term investment results. You should be aware that this strategy may be subject to greater investment risk.

How are the Funds different?

For the Value & Growth Portfolio, we seek capital appreciation by investing in smaller capitalization companies that are undervalued. Smaller companies have historically outperformed large companies over long periods, but also have shown significantly higher volatility.

For the Mid-Cap Focus Portfolio, we seek capital appreciation by investing in undervalued mid-cap companies. Mid-Cap companies are relatively well-known companies whose stocks are listed on one of the major exchanges and trade relatively frequently. Most Mid-Cap companies have market capitalizations between $2 billion and $10 billion. Company dividends are more important here.

You should read What Can the Funds Invest In? and What Risks are Involved on pages 8 and 2 respectively, for more detailed information.


WHAT RISKS ARE INVOLVED?

Market Risk

Market Risk involves the possibility that the Fund's investments in equity securities will decline because of falls in the stock market, reducing the value of individual company's stocks regardless of the success or failure of an individual company's operations.

Small Capitalization Company Risk

Small capitalization company risk involves the greater risk of investing in less well-known companies that are smaller, especially those that are traded infrequently, than investing in larger, frequently traded companies with proven track records. This risk applies primarily to the Value & Growth Portfolio.

Non-diversification Risk

The Funds are non-diversified funds, meaning that they have the ability to invest a larger percentage of their overall assets in any one stock than do diversified funds. You should be aware that this ability may pose a greater than average risk by becoming more sensitive to a single economic, political, or regulatory occurrence.

Year 2000 Risk

The Funds, the distributor, the transfer agent, the custodian, the stock exchanges, and we at the Fund's advisor, rely heavily on computers. The year 2000 may have an adverse impact on the Fund and you should be aware that all parties involved are taking measures to minimize potential problems. The individual securities held in the Funds are also subject to risk from the turn of the century. You should be aware that many of the companies we may hold in the Funds may not be prepared for the year 2000 and as a result could incur losses that could adversely affect their stock price.

Other Risks

Other risks of investing in the Funds include the risks of foreign investing, investing in real estate investment trusts (REITs) and cash equivalents. The individual Funds are not designed to be a complete investment program for investors. As with all Mutual Funds, losing money is a risk of investing in the Funds.

As you consider an investment in these Funds, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Funds for long periods of time to ride out down periods.

	An investment in this Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit
	Insurance Corporation or any other government agency.

The bar chart and table below illustrate the variability of You should read the following financial table in conjunction with the Fund company's annual report and Statement of Additional Information which can be obtained at no cost to you by calling the Fund directly or visiting the Fund's website at www.firstaustin.com. The Statement of Additional Information and the Fund company's annual report contain notes and specifics that are helpful in evaluating each Fund's performance. Tait, Weller & Baker, LLP, the Investment Company's independent certified public accountant has audited each Funds financial statements for fiscal year end 1998, and their report is included in the Fund company's annual report.

The bar chart and table below illustrate the variability of the Funds returns and the risks of investing. The bar chart shows how performance has varied from year to year. The table compares the Funds performance to that of a broad-based market index. This information is based on past performance. It is not a prediction of future results.

The inception date for Value & Growth was 11/6/95. 1/1/98 to 9/30/98, the Portfolio is down 19.27%. Sales loads were not reflected in these performance numbers. If they were reflected, returns would be less than shown.

Mid-Cap Focus has not had a full calendar year of operation. Please refer to the table below for information on this Portfolios performance.

Best Quarter for above period:	20.46%
Worst Quarter for above period:	-1.60%


Returns compared to Russell 2000
            Value & Growth         Russell 2000
1997        45.54%                 22.36%
1996        26.33%                 16.49%

The returns for the Russell 2000 include dividends reinvested.


WHAT FEES AND EXPENSES DO I PAY?

When you buy and hold the Funds you are subject to the following fees and expenses:
                        Value &           Mid-Cap
                        Growth            Focus
Maximum Sales
Load for Purchases:     4.5%              4.5%

Sales Load for
Reinvested Dividends:   None              None

Deferred Sales Load:    None              None

Exchange Fees:          None              None

Redemption Fees:        See Below         See Below

Management Fees         1.00%             1.00%

12b-1 Fees              0.25%             0.25%

Other Expenses          0.42%             0.70%

Total Operating
Percentage:             1.67%             1.95%

Example

The following table should help you understand the various costs and expenses that you would bear as a shareholder in the Funds and compare them to other Funds. The example assumes that you purchase $1000 and pay the maximum sales load and earn a 5% annual rate of return and redeem at the end of the periods.


                 Value & Growth     Mid-Cap Focus
1 year            $61               $63
3 years           $94               $103
5 years           $130              $144
10 years          $231              $259


You should not consider this example to be representative of past or future expenses or performance. Your actual expenses may be greater or less than shown above. Our advisory fee is higher than that paid by most funds.


12b-1 Plan

The Investment Company has adopted a plan under rule 12b-1 that allows the Funds to pay distribution fees for the sale and distribution of its shares. Specifically agents (brokers) of registered broker-dealers will distribute shares, and you will be charged, and your broker will collect, .25% of average daily net assets on the amount invested in the Funds. For investors who invest directly with the Fund, the Distributor will be the broker on the account. All 12b-1 fees will accrue daily and be paid monthly. According to the 12b-1 Plan, the services provided by selected broker-dealers are primarily designed to promote the sale of shares of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing shareholders.

The fees collected under the 12b-1 plan may be used to pay for Fund supermarket fees. Supermarket fees are charged by financial institutions so that the Fund may be available for purchase and sale in a mutual fund marketplace.

Because the fees are ongoing, the distribution expense may increase the cost of your investment and may cost you more than if such amounts had been paid as an initial sales charge.

Sales Charges

The Funds are distributed through the broker-dealer community at an offering price which includes a sales charge. If you wish to purchase shares, the charge will be levied against the purchase amount, and it will be paid to your broker and the Distributor unless you meet one of the requirements below.

Sales charge as a percentage of assets invested
amount of                                           dealer discount
transaction                        price  value     as a % of price
less than $50,000                   4.5%  4.71%     4.0%
$50,000 but less than $100,000      4.0%  4.17%     3.5%
$100,000 but less than $250,000     3.5%  3.63%     3.0%
$250,000 but less than $500,000     2.5%  2.56%    2.25%
$500,000 but less than $1 million   2.0%  2.04%    1.75%
$1 million * and up                 1.0%*    0%       0%

*for single purchases aggregating $1 million or more, you will not pay an initial sales charge. The fund's advisor will pay the authorized broker the lesser of 1% or $15,000. On these purchases, a contingent deferred sales charge of 1% is levied on redemptions occurring within 1 year of the initial investment.

Ways to reduce or avoid paying the sales charge

Aggregation of Accounts

If you fit into one of the following categories, then you may aggregate accounts to qualify for a reduced sales charge:

	an individual, his or her spouse, or their children under 21 purchasing for their own account.

	a trustee or other fiduciary purchasing for a single fiduciary account (including an estate, pension, profit sharing, or employee benefit trust qualified under IRS Code Section 401)

	employee benefit plans of a single employer or affiliated employers.

Statement of Intention

You may write a letter of intent to invest $50,000 or more within a 13 month period and qualify for the reduced sales charge in the table above. Forms for this may be obtained from the Fund by writing or calling the Transfer Agent at 888-839-4769.

A letter of intent is not an obligation, but if you do not meet the goals detailed in the letter, you are required to pay the difference between the sales charge actually paid and the one that would have been required had you not signed the letter of intent.

Rights of Accumulation

You may get a cumulative discount by adding your current purchase to the net asset value of all shares (based on prices for the previous day) previously purchased and still owned in the Fund. To benefit from a right of accumulation, you must identify and communicate to the Fund shareholder service staff in writing all links to other accounts.

Sales Charge Exemptions

If you fit into one of the following categories, you are exempt from the sales charge:

	Charter Shareholder (shareholders with at least $10,000 with the Fund before December 31, 1995)

	Shareholder meeting the requirements of a Board approved investment program

	Qualified pension or profit sharing plans with ten or more employees

	Directors, Officers and Employees of the Fund, Advisor, and Distributor and their family members and retirement plans

	Registered Representatives of the NASD
	buying for their own account

	Discretionary accounts of bank trust
	departments

	Registered Investment Advisors buying for their clients and themselves

	Charities and religious organizations as defined by IRS Code 501(c)3

 Transfers from other mutual funds, excluding money market funds (funds that value their shares using Rule 2a-7 of the Investment Company Act of 1940) when dealing directly with the Distributor.


Redemption Fee

The Funds can experience substantial price fluctuations and are intended for long-term investors. Short-term market timers who engage in frequent purchases and redemptions can disrupt the Funds investment programs and create additional transaction costs and account setup fees. For these reasons, the Fund will assess a 2% fee on redemptions (including exchanges) of Fund shares purchased and held for less than 90 days if the investor did not pay a sales load on shares purchased. Redemption fees will be paid to the Distributor to offset account costs. The Fund will use the FIFO (first-in, first-out) method to determine the 90 day holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. If the holding period is less than 90 days, the fee will be assessed.

This fee does not apply to shares held as of January 31, 1999. In addition, the fee does not apply to any shares purchased through reinvested distributions (including dividends and capital gains). The Fund may waive the redemption fee at its discretion.

Other Fees
      Traditional and Roth IRA fees             $12.50
      Education IRA fees                        $5.00
      Refund of excess contributions            $15.00
      Distribution to participant               $15.00
      Transfer to successor trustee             $15.00
      Wire fee                                  $12.00
      NSF fee                                   $20.00


Other fees may be charged by other advisors, broker-dealers, or financial institutions in connection with purchases or sales of the Funds.



HOW DO I PURCHASE SHARES?

You may obtain copies of our application forms through our web site at www.firstaustin.com or by calling 800-839-4769.

Purchases through a broker

You may purchase shares in the Fund through any broker-dealer that has signed a sales agreement with the Fund or its affiliates. Broker-dealers may place Fund orders on behalf of shareholders by calling the Distributor. Some financial intermediaries may accept purchase and redemption orders for the Fund and may have a specialized agreement with the Fund for settlement and payment. The broker-dealer is responsible for placing purchase orders promptly with the Distributor and forwarding payment within three business days. Orders will be processed only after receipt in good order.

Direct Purchases

All completed applications and checks go to:

Sending via U.S. Mail
      Texas Capital Value Funds
      c/o Firstar Mutual Fund Services, LLC
      P.O. Box 701
      Milwaukee, WI  53201-0701

Sending via overnight courrier
      Texas Capital Value Funds, Inc.
      c/o Firstar Mutual Fund Services, LLC
      Mutual Fund Services
      615 E. Michigan Street, 3rd Floor
      Milwaukee, WI 53202-5207

Whenever you write a check, make sure you include your account number and the name on your account. You do not need a certified check, but the check must be drawn on a U.S. bank in U.S. dollars. Your purchase will be processed at the public offering price next calculated after the request is received in good order. A fee may be imposed if your check does not clear.

Include the following information on all wire transfers
      Texas Capital Value Funds, Inc.
      c/o Firstar Trust Company
      ABA#  075000022
      DDA#  112952137
      Shareholder Name
      Social Security Number or Tax ID number
      Account Number
      Amount of Wire
      Indicate intial or subsequent investment

Call 888-938-4769, and notify the transfer agent whenever you are wiring money. They can give you an account number over the phone if you are a first time investor.

You cannot redeem your investment if you purchased by wire until one business day after the completed account application is received by the Fund.

The Fund reserves the right to reject all or part of any purchase. If your payment and completed application are received in proper form before the close of trading on the New York Stock Exchange (currently 4:00 PM EST), Fund shares will be purchased at the next offering price calculated after trading closes.

Minimums

The minimum you may invest is $2000 unless you are using the Autovest Plan described below or unless we, at our discretion, waive the minimum. Subsequent investments are subject to a $100 minimum. The Fund can raise or lower minimums at its discretion.

Autovest Plan

Under the Autovest Plan, your money will be transferred from your bank account to your account with Texas Capital Value Funds on or about the 15th of each month or quarter. You can participate in the Autovest Plan by filling out the appropriate section of the New Account Forms. You are obligated to contribute at least $2000 the first year of the plan. You may obtain more information by calling the Transfer Agent.


HOW DO I SELL SHARES?

You may redeem all or part of your investment at closing net asset value any day the New York Stock Exchange is open. Redemption price is the next net asset value per share determined after your request is received in good order.

Things you should know about redeeming your shares:

      Checks will be remitted to the address of record only.

      If you request a wire, another $10 will be charged as a wire fee.

      You bear the risk of a loss that may result from unauthorized or fraudulent transactions that the Transfer Agent believes to be genuine.

      All owners of the account must sign
      redemption documents.

      The Fund may require additional documents in the case of shareholder death, corporate accounts, agent or fiduciary.

      Payment of redemption proceeds will be no later than the 7th day after receipt of signature guarantees and other necessary documents.

      The Fund may suspend the right of redemption in extraordinary circumstances in accordance with the rules set by the Securities and Exchange Commission.

      If you redeem shortly after purchase by check, the Fund will wait for notification that the check has cleared before processing your request. This could take up to 15 business days from the purchase date.

      A redemption may result in recognition of a gain or loss to the shareholder for Federal
      Income Tax purposes.

      Redemption fees apply if you redeem within 90 days of purchase, see Redemption Fees

Written request for redemption

You may redeem your shares directly through the Fund via written request. For any amount over $5000 you will need a signature guarantee as discussed below.

Telephone redemptions

You may redeem shares over the telephone only if you requested telephone redemption privileges on your account application. If you did not request this, you may do so in writing to the Transfer Agent with an accompanying signature guarantee.

Things you should know about telephone redemptions:

      You cannot redeem over the telephone if
      you paid by check and the payment has been on the books for less than 15 days.

      If the transfer agent is handling a large volume of calls you may have to send a redemption request via overnight mail.

      The Transfer Agent may ask certain
      questions that are designed to help confirm your identity as the shareholder of record.

Situations involving redemptions

If you redeem shares and then within 60 days change your mind, you may reinvest the redemption amount without paying the sales charge. This may be done once per shareholder. This one-time exemption is not used up if your intent is to reinvest the redemption amount in an IRA or Pension. If you realized any taxable gains on your redemption, this privilege will not alter your responsibility to the IRS. If you realized a loss, depending on the timing and amounts of the reinvestment, you may not be allowed to take the loss for tax purposes. Please consult your personal tax advisor before making these decisions.

If your account, because of redemptions, falls below $2000 and is not a retirement account or a UGMA/UTMA account then the Fund may redeem shares in your account. This does not apply if your account falls below $2000 because of a drop in Net Asset Value. If the Fund determines to make an involuntary redemption, you will be notified that your account is less than $2000 and you will have 30 days to bring your account value up to $2000 by investing more money before the Fund takes any action.

Signature Guarantees

To protect you and the Fund from fraud, signature guarantees are required for the following:

      All redemptions where the check to payable to anyone other than the shareholder of record or address for check remittance is different than the address of record.

      All requests to tranfer the registration of shares to another person.

      All authorizations to establish or change telephone redemption privileges other than the original account application.

      Whenever you redeem by mail.  In this
      case the guarantee must be on a written
      request or separate stock power assignment specifying number of shares.

      The Fund may waive any of the above
      requirements in certain instances.

Where To Get a Signature Guarantee

      Participants in good standing of the
      Securities Transfer Agents Medallion
      Program ("STAMP")

      Commercial banks which are members of
      the Federal Deposit Insurance
      Corporation ("F.D.I.C.")

      Trust companies

      Firms that are members of a domestic
      stock exchange

      Eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities
      Exchange Act of 1934 that are authorized by charter to provide signature guarantees

      Foreign branches of any of the above

The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.


WHAT CAN THE FUNDS INVEST IN?

We may make changes in the Funds consistent with the each Fund's policies when we believe doing so is in the best interest of the Fund. We anticipate Fund turnover to be higher than average for most Funds, but we do not expect that it will exceed 150% per year. High turnover may increase transaction costs and increase taxable gains. We consider these effects when evaluating short-term investments. We will invest the Funds primarily in common equities listed on the major U.S. Stock Exchanges, including American Depository Receipts, or securities convertible into common stocks. Up to 33% of each Fund's investment portfolio may include foreign based companies.

We do not use hedging techniques or short sales in the portfolios, nor do we use derivative investments. However, each Fund may hold cash, money market instruments, notes or bonds, or enter into repurchase agreements, all of which will be investment grade as determined by Moody's Investor Service Inc., or Standard & Poor's Corporation rating agencies.

The Funds are non-diversified, which means each Fund must follow these guidelines:

      Neither Fund may invest more than 25% of its total assets in any one issuer other than U.S.
      government securities.

      At the close of each quarter of the taxable
      year, at least 50% of the value of each Fund
      must be represented by:

            Cash and cash items, including U.S.
            government securities

            Other securities of different issuers
            in which each Fund cannot invest
            more than 5% of its assets, and at
            the same time, cannot own more
            than 10% of any one issuer.

We seek diversification only to be invested adequately in securities that we believe have a greater potential to outperform while maintaining our federal non-taxable status under Sub-Chapter M of the IRS Code.

The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. By taking a temporary defensive position, the Funds may not achieve their investment objectives.


WHAT IS THE CHARITABLE GIVING PROGRAM?

We (the advisor) will donate up to 10% of our net earned proceeds from the advisory fees from the two Funds to various charities each year. Shareholders who have investments in the Funds worth at least $15,000 will have the opportunity to designate any charity that falls under the non-profit 501(c)3 Section of the IRS Code. Since it is the Advisor (not the Fund) that is writing the check, there are no tax deductions for shareholders, nor is there any impact on the value of Fund holdings. The amount to be donated will be decided by us. Information on how you designate a charity will be in the annual reports.


HOW ARE THE FUNDS SET UP?

Texas Capital Value Funds, Inc. is a series fund incorporated in Maryland. It is authorized to issue 100 million shares each with $.0001 par value. It has four series, only two of which are available for purchase, each representing a separate investment Fund and each allocated 25 million shares. The Board of Directors can classify or allocate shares to the Fund company or each separate series at its discretion. Each share represents one vote on matters relating to that Fund. There will normally be no meetings of the shareholders for the purpose of electing Directors until and unless less than a majority of the Directors holding office have been elected by shareholders. Each series currently has a fiscal year ending September 30th.


WHO RUNS THE FUNDS?

Mark A. Coffelt, CFA
Chaiman of the Board of Directors of the Company and Chief Investment Officer of the Advisor, manages the investment program of these two Funds and is primarily responsible for their day-to-day management. He is a Chartered Financial Analyst of the Association of Investment Management and Research. Prior to founding the Investment Companys advisor, First Austin Capital Management, Inc. in 1987, he was Controller of Racal-Milgo, a data communications company. He received his B.A. in economics from Occidental College and his MBA from the Wharton School at the University of Pennsylvania.

B. David Flora IV
Co-Portfolio Manager
Mr. Flora attended the University of Texas where he earned a BA in Finance. His previous investment experience includes serving as Vice-President for Comerica Securities, Senior Consultant and Assistant Vice-President for Banc One Securities, and Investment Executive for PaineWebber. Mr. Flora joined First Austin Capital management, Inc. in January 1997. He is a CFA level III candidate.

Eric D. Barden
Co-Portfolio Manager
Mr. Barden received a BA in Government and Economics from the University of Texas. He joined First Austin Capital management in 1995. Previously, Mr. Barden was employed by Electronic Data Systems as an information systems associate and by Neosho Basin Development Company as a consultant. Mr. Barden is a CFA level III candidate.

Investment Advisor

First Austin Capital Management, Inc., is the advisor to the Funds, and a registered investment advisor with the Securities and Exchange Commission. The address for First Austin Capital Management, Inc. is:

1600 West 38th Street, Suite 412
Austin, TX 78731

Mark Coffelt is the President and Chief Investment Officer of First Austin, and Chairman of the Board of Directors and President of the Fund Company. He founded the company in 1987 and First Austin now manages many other discretionary accounts other than the Funds, including individuals and institutions. The Board of Directors approved an Investment Advisory and Administrative Contract between the Fund Company and First Austin Capital Management, Inc. on August 13th, 1998. The Advisor provides day-to-day investment management services to the Funds, and also is responsible for administration.


Advisory Agreement

Under the advisory agreement, First Austin will furnish investment advice to the Funds and continuously review and recommend to the Company when and to what extent securities should be purchased or disposed of. The advisory agreement can be terminated at any time, without the payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the respective Fund on 60 days prior written notice to us. In the event of an assignment by the Advisor of investment advisory services, the advisory agreement will terminate automatically. Ultimate decisions regarding investment policy and individual purchases and sales of securities for the Funds are made not by the Advisor but by the Investment Company's Officers and Directors.

All Fund costs will be borne by us as part of fees charged with the exception of extraordinary legal expenses as determined by the Board of Directors, brokerage commissions, and custodial charges based upon transactions in the Funds. Marketing expenses will be primarily borne by the Distributor. For advisory services, the Company has agreed to pay us a flat fee of 1.00% per year. The advisory fee paid is higher than that paid by most investment companies. The Advisor has also absorbed all of the organizational costs associated with the Funds.

On-going legal and auditing expenses, federal and state registration fees, printing expenses for shareholder statements and prospectuses, and the cost of fidelity bond and other insurance as part of its Advisory and Administrative Contract with the Fund company.

Transfer Agent and Accounting Services

The Company has contracted with Firstar Trust Company, Inc. for transfer agent and accounting services. You should call the transfer agent with questions about setting up or maintaining your account.

All shares are held in non-certificated form registered on the books of the Fund and the Transfer Agent for the account of the shareholder.

Distributor

The Fund's Underwriter and Distibutor is Rafferty Capital Markets, Inc., an NASD registered broker-dealer.


WHAT ARE THE FUNDS BROKERAGE POLICIES?

Soft-Dollars

The Fund requires all brokers who effect securities transactions to give prompt execution at favorable prices. Some brokers provide research and trade execution services to the Fund for commission rates that are higher than the lowest available rates (soft dollars). We will only use brokers that charge rates that are reasonable and commensurate with the services they provide. We will only effect securities transactions at higher than the lowest available rates if the benefits provided by the broker assist us directly in the investment decision making process and the commission rates are reasonable. You should be aware that brokerage is the property of the client, and it is our responsibility to trade solely for the benefit of the clients of First Austin and not for the benefit of the Advisor itself. Some Fund transactions that provide research and trading services benefits some or all of the Advisors clients. And conversely, research and execution serivices provided through trading the Advisor's other acounts may benefit the Fund's shareholders. In our opinion, it is impossible to separately determine the benefits from research services for each advisory account.


HOW DO FUND DISTRIBUTIONS AND TAXES WORK?

Each Fund will pay out almost all of the investment income and realized capital gains that it accumulates through its investments. By doing this, each Fund will be relieved of federal income tax on the amounts distributed to shareholders under the Internal Revenue Service code Sub-Chapter M. In order to qualify for relief, at least 90% of each Fund's profits must come from dividends, interest and gains from securities transactions. Each Fund must also qualify as a non-diversified mutual Fund.

The portion of the distribution attributed to long-term gains in the Funds' investments will be passed through and become your responsibility as a shareholder as long-term capital gains regardless of the amount of time you have owned the Fund.

All short-term capital gains and income realized by the Fund will also be passed through and become your responsibility as a shareholder. These gains will be taxed at your ordinary income tax rate. Investment income received by each Fund from investments in foreign countries may be subject to foreign income taxes withheld at the source. We do not anticipate that a Fund will "pass through" these taxes to shareholders, but instead, it will deduct them.

Distributions will be paid at least annually and if necessary may be authorized more often by the Board of Directors.

You should realize that purchasing shares shortly before distribution payout may adversely affect you by reducing the net asset value by the amount of the distribution and leaving you with a tax liablity.

The distributions that each Fund makes will be automatically reinvested with no sales charge, unless you specify on your application forms that you wish to be paid the distribution in cash.

The Fund is required to withhold 31% of reportable payments to shareholders who have not complied with IRS regulations. To avoid this withholding, you must provide the following information on or with your application:

      Certification on a W-9 tax form

      Social Security Number

      Attestation that you are not subject to
      back-up withholding

      Certification that you are exempt from
      back-up withholding


DO THE FUNDS OFFER RETIREMENT ACCOUNTS?

IRA's

The company offers the following types of IRA's

      Traditional IRAs
      Roth IRAs
      Roth Conversion IRAs
      Education IRAs
      SEP IRAs
      Rollover IRAs
      403(b)7s

The minimum for Retirement Accounts is $2000, and each account may be subject to a trustee annual charge of $12.50 for Traditional and Roth IRAs and $5.00 for Education IRAs.

You should discuss each plan listed above with your personal tax advisor, and you should read the company's Retirement Booklet including important disclosures before opening an account. The Retirement Booklet is available at no charge by either calling the Fund at 888-839-7424 or visiting the Fund's website www.firstaustin.com.


WHAT ELSE DO I NEED TO KNOW BEFORE INVESTING?

Exchanges

You may exchange your shares in one Fund for shares of equal value in another Fund offered by Texas Capital Value Funds without paying a sales charge. Please call the Transfer Agent to do this. Once you exchange shares by telephone or in writing, you cannot modify or cancel your decision. We discourage frequent exchanges and may restrict them at the Fund's discretion. The exchange will occur at the Net Asset Value next determined after the request has been received in good order.

You should note that exchanges may be taxable events. You should consider the tax consequences before exchanging your shares.

Reports

Each Fund will send annual reports to shareholders containing certified financial statements and semi-annual reports containing unaudited financial statements.

Account Statements:      Provided Quarterly

Financial Reports:       Provided at least semi-annually

Confirmation Reports:    Provided after each transaction
                         that affects the account balance
                         or registration of shareholder.

To reduce expenses, one copy of each report will be mailed to each Tax ID even though you may have more than one account with the Funds.

Net Asset Value (Pricing)

The NAV will be determined as of the close of the New York Stock Exchange on each day the exchange is open. The NAV is determined using the following formula:

              Value of Fund Assets - Fund liabilities
NAV =         ---------------------------------------
              Number of Outstanding Shares

Fund securities are valued at the latest available market price. If market quotations are not readily available for some securities held by the Funds, the officers will value securities at fair market value in accordance with methods approved by the Board of Directors.

Litigation

As of the date of this Prospectus, there was no pending or threatened litigation involving either Fund in any capacity.

Auditors

Tait, Weller & Baker, Certified Public Accountants of Philadelphia, PA have been selected as the independent accountants and auditors of each Fund. Tait, Weller & Baker certify the financial statements of many mutual funds in the country. The firm has no direct or indirect interest in the Fund or its Advisor.


HOW HAVE THE FUNDS PERFORMED?

The following table relates to one share of capital stock in the Value & Growth Portfolio and Mid-Cap Focus Portfolio for the entire period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

                       Value & Growth                      Mid-Cap Focus
                        Year end  9/30/96 to  11/6/95 to     3/18/98 to
                         9/30/98  9/30/97     9/30/96        9/30/98
Net Asset Value,
Beginning of Period      17.66    11.13       10.00          10.00

Income from
Investment Operations

net investment loss     (.13)     (.03)       (.03)          (.02)

net realized and        (3.20)     7.03       1.17           (2.22)
unrealized gain on
investments

Total from Investment    3.33     $7.00       $1.14         $(2.24)
Operations

Less Distributions
net capital gains       (.88)     (.47)       (.01)           N/A

Net Asset Value End     $13.45    $17.66      $11.13         $7.76
of Period

Total Return for        (19.7)%    64.9%       11.4%         (22.4)%
Fiscal Year

Ratios/Supplemental
Data

Net Assets-
End of Period($000)     $52,461    $27,799     $1,252       $796
Ratios to Average
Net Assets expenses     1.72%      1.83%       2.20%        1.98%

net investment loss     (.93)%     (.86)%     (0.51)%     (0.40)%
portfolio turnover rate 223.6%     103.3%        148%       89.1%
average commissions     $.03       $.06         $.08        $.06
per share

Total return figures include reinvestment of all dividends and distributions and DO NOT reflect the maximum front-end sales charge. Operations commenced 11/6/95 for the Value & Growth and 3/19/98 for the Mid-Cap Focus Funds. All ratios have been annualized and are for the period shown, except for total return.


HOW DO I REACH THE FUNDS?

Advisor
First Austin Capital Management, Inc.
1600 West 38th Street, Suite 412
Austin, Texas 78731
888-839-4769

Transfer Agent, Accountant, and Custodian
Firstar Trust Company
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202
888-839-7424
Call for questions on your account

Distributor
Rafferty Capital Markets, Inc.
550 Mamaroneck Avenue
Harrison, NY  10528

Mailing Address
Texas Capital Value Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
Please send all account related correspondence here.

Independent Auditors
Tait, Weller & Baker
8 Penn Center, Suite 800
Philadelphia, PA  19103-2108

Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
2nd Floor
Washington, D.C. 20036-1800

SEC file # 801-31075
www.firstaustin.com



More information about the Funds is available in the statement of additional information and in the Funds annual and semi-annual reports to shareholders. They are available at no cost to you by calling 800-628-4077. The reports to shareholders contain management discussions of the market conditions and investment strategies that significantly affected the Funds performance during the last fiscal year. You should also obtain and read the Funds Retirement Booklet that has important disclosures and information relating to IRAs and other Retirement Accounts.


Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commissions Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 800-SEC-0330. Reports and other information about the Fund company are available on the SECs internet site at (http://www.sec.gov), and copies of this information may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.


Texas Capital Value Funds, Inc.

Prospectus    January 31, 1999



Value & Growth Portfolio     CUSIP #882241102
Mid-Cap Focus Portfolio      CUSIP #882241300




PART B - STATEMENT OF ADDITIONAL INFORMATION




Texas Capital Value Funds
Statement of Additional Information




Value & Growth Portfolio
Mid-Cap Focus Portfolio




This document is not a prospectus.
You should read this document in
conjunction with the prospectus
dated January 31, 1999 and the
latest shareholder report, which
contains important financial
information that is incorporated in
this Statement of Additional
Information by reference.  You may
obtain these at no charge by visiting
www.firstaustin.com on the internet,
or by calling 800-628-4077.




January 31, 1999

1600 West 38th Street Suite 412, Austin, TX  78731


                                    SAI   Prospectus

FUND HISTORY                        3     13
VOTING                              3     9
INVESTMENT OBJECTIVE AND POLICIES   4     2
FUND TURNOVER                       8     2
DIRECTORS AND OFFICERS              9     9
PRINCIPAL HOLDERS OF SECURITES      11    n/a
INVESTMENT ADVISOR                  11    9
SERVICE PROVIDERS                   13    9
DISTRIBUTION OF THE FUNDS           13    9
BROKERAGE                           15    11
PURCHASE AND REDEMPTION OF SHARES   16    5 & 6
NET ASSET VALUE                     18    13
TAX DEFERRED RETIREMENT PLANS       18    12
TAX STATUS                          19    12
PERFORMANCE INFORMATION             22    13
APPENDIX A                          25    n/a
APPENDIX B                          29    n/a

No one has been authorized to give any information or to make any representations, other than those contained in this SAI or in the Prospectus. You should not rely on any information given or any representation made because it may not have been authorized by the Investment Company or its affiliates. This SAI and/or the Prospectus are not offers to sell or a solicitation of an offer to buy any securities in any jurisdiction where an offer to sell or solicitation of an offer to buy may not lawfully be made.

Phone Numbers

General Marketing             888-839-4769
Shareholder Information       800-628-4077

This Statement of Additional information is actually Part B of the Investment Companys registration statement filed with the Securities and Exchange Commission. The Investment
Companys advisor and administrator, First Austin Capital
Management, Inc. will be referred to as us or we in this document. Likewise, any shareholder or prospective shareholder will be referred to as you. Throughout this document, the phrase Statement of Additional Information will be shortened to SAI.

The Value & Growth Portfolio, and the Mid-Cap Focus Portfolio are non-diversified, open-end investment series of Texas Capital
Value Funds, Inc and are commonly known as mutual funds and will be referred to as Fund or Funds in this SAI.


Fund History

The Investment Company is structured so that:

      It is a non-diversified, open-end management investment company organized as a Maryland corporation on June 26, 1995.

      The Company's Articles of Incorporation authorize the Board of Directors to issue shares of common stock, par value $.0001 per share.

      Twenty-Five million shares of the Company's authorized common stock have been initially allocated to each Fund.

      Each share of a Fund has equal voting, dividend, distribution and liquidation rights.

      Shares of the Company have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion.

      When issued for payment as described in the Prospectus, the Company's shares will be fully paid and non-assessable.

The Investment Company registered the Growth & Income Portfolio in its original registration statement and made it available to the public on March 18, 1998. The name of the Fund was changed shortly thereafter to Blue Chip Value Portfolio, and then to Mid-Cap Focus Portfolio.


VOTING

Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in aggregate and not by class or series except as otherwise required by the 1940 Act or Maryland General Corporation Law.

Rule l8f-2 of the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such this one, shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each fund of the Investment Company affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of such fund. Under Rule l8f-2, the approval of a new investment advisory agreement or 12b-1 distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of Directors may be effectively acted upon by shareholders of the Investment Company voting without regard to particular Funds. Notwithstanding any provision of the Maryland General Corporation Law requiring for any purpose the concurrence of a proportion greater than a majority of all votes entitled to be cast at a meeting at which a quorum is present, the affirmative vote of the holders of a majority of the total number of shares of the Investment Company outstanding (or of a class or series of the Investment Company, as applicable) will be effective, except to the extent otherwise required by the 1940 Act and rules thereunder. In addition, the Articles of Incorporation provide that, to the extent consistent with the General Corporation Law of Maryland and other applicable law, the Bylaws of the Investment Company may provide for authorization to be given by the affirmative vote of the holders of less than a majority of the total number of shares of the Investment Company outstanding (or of a class or series).


INVESTMENT OBJECTIVE AND POLICIES

The following information is in addition to the information detailed in the prospectus under the headings What is the Fund Investment Strategy? and What can the Fund Invest in?

The fundamental investment policies detailed in below may not be changed for any Fund without the approval of a majority of that Fund's outstanding voting securities. As used in this SAI, a majority of the Funds' outstanding voting securities means the lesser of:

more than 50% of its outstanding voting securities; or

67% or more of the voting securities present at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy.

The Funds have adopted the following fundamental investment policies. These policies may not be changed without shareholder approval:

      Neither Fund may invest more than 25% of its total assets in the securities of issuers in any one industry. This restriction does not apply to investments by a Fund in securities of the U.S. government or its agencies or instrumentalities.

      Neither Fund may issue senior securities or borrow money except for temporary purposes in amounts up to 33 1/3% of its net assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time of such borrowing, provided that collateral arrangements with respect to permitted instruments shall not be deemed to entail the issuance of senior securities if appropriately covered. Neither
      Fund may make any investments while
      outstanding borrowings exceed 5% of the
      value of its total assets.

      Neither Fund may make loans, although they may invest in debt securities, enter into repurchase agreements, and lend their
      Fund securities.

      Neither Fund may invest in securities or other assets that the Board of Directors determines to be illiquid if more than 15% of the Fund's net assets would be invested in such securities.

      Neither Fund may

            purchase or sell commodities
            or commodities contracts (including
            financial futures and related options)

            invest in oil, gas, or mineral
            exploration or development
            programs or leases

            purchase securities on margin,
            except for such short-term credit
            as may be necessary for the clearance
            of transactions and except
            for borrowings in amounts not
            exceeding 33 1/3% of their net assets.

      Neither Fund may purchase or sell real
      estate or make real estate mortgage loans or invest in real estate limited partnerships, except that each Fund may purchase or sell securities issued by entities in the real estate industry or instruments backed by real estate such as, but not limited to, Real Estate Investment Trusts (R.E.I.T's).

      Neither Fund may act as an underwriter of securities issued by others, except to the extent it may be deemed to be an underwriter in connection with the disposition of Fund securities of each Fund.

The Funds investment objectives, as well as those policies and restrictions which are not fundamental, may be modified by the Board of Directors without shareholder approval if, in the reasonable exercise of the Board of Director's business judgment, modification is determined to be necessary or appropriate to carry out the Funds objectives. However, the Funds will not change its investment policies or restrictions without written notice to shareholders.

Further Information on the Nature of the Funds Investments:

General Characteristics of Convertible Securities

The Funds may invest only in high grade convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stocks. "High grade" securities are those rated within the three highest ratings categories of Standard & Poor's Corporation, Moody's Investors Service, Inc., Fitch IBCA, Inc., or Duff & Phelps, Inc. or that are determined by the Advisor to be of equivalent quality. For a more complete description of debt ratings, see APPENDIX A. Investments in convertible securities may provide incidental income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.

Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Investments in Real Estate Investment Trusts (REITs)

Because the Funds may invest their assets in equity securities of REITs, they may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills of their managers and may have limited geographic diversification, thereby, subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Temporary Defensive Policy

Each Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper and other corporate debt obligations.

General Characteristics of Foreign Securities.

Foreign securities involve certain inherent risks that are different from those of domestic issuers, including political or economic instability of the issuer or the country of issue, diplomatic developments which could affect U.S. investments in those countries, changes in foreign currency and exchange rates and the possibility of adverse changes in investment or exchange control regulations. As a result of these and other factors, foreign securities purchased by the Funds may be subject to greater price fluctuation than securities of U.S. companies.

Most foreign stock markets are not as large or liquid as in the United States. Furthermore, the fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States.
Investors should recognize that foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Funds are uninvested and no return is earned. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of Fund securities due to settlement problems could either result in losses to the Funds due to subsequent declines in value of the Fund security or, if the Funds have entered into a contract to sell the security, result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Further, the Funds may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Foreign governments can also levy confiscatory taxes, expropriate assets, and limit repatriations of assets. Typically, there is less publicly available information about a foreign company than about a U.S. company, and foreign companies may be subject to less stringent reserve, auditing and reporting requirements. It may be more difficult for the Funds' agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of Fund securities.

Communications between the United States and foreign countries may be less reliable than within the United States thus increasing the risk of delayed settlements of Fund transactions or loss of certificates Fund securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Because investments in foreign securities will usually involve currencies of foreign countries and because the Funds may hold foreign currencies, the value of the assets of the Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Although the Funds value assets daily in terms of U.S. dollars, the Advisor does not intend to convert Fund holdings of foreign currencies into U.S. dollars on a daily basis, although they may do so from time to time, and you should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. The Funds will conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

General Characteristics of Securities Lending

In compliance with Securities and Exchange Commission guidelines, any loans of securities in Fund portfolios would be required to be secured with collateral (consisting of any combination of U.S. currency, securities issued or guaranteed by the United States Government or its agencies, or irrevocable letters of credit or other debt securities issued by entities rated within the two highest grades assigned by S&P, Moody's, Fitch IBCA, or Duff & Phelps or which are determined by the Advisor to be of equivalent quality).

The borrower must agree to add to such collateral to cover increases in the market value of the loaned securities and the Funds must be entitled to terminate any loan at any time, with the borrower obligated to redeliver borrowed securities within five trading days. The borrower must agree that the Funds will receive all dividends, interest or other distributions on loaned securities and the Funds must be able to vote loaned securities whenever the right to vote is material to the Funds performance.

Investment in Unseasoned Issuers

The Funds may invest in securities of issuers which have a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.


FUND TURNOVER

While it is difficult to predict, the Advisor expects that the annual Fund turnover rate of the Funds will not exceed 150%. A greater rate may be experienced during periods of marketplace volatility which necessitates more active trading. A higher Fund turnover rate involves greater transaction costs to the Funds and may result in the realization of net capital gains which would be taxable to shareholders when distributed. For the two most recently completed fiscal years, the turnover rates for the Funds were as follows:

Value & Growth Fund
9/30/97-9/30/98	223.6%
9/30/96-9/30/97	103.3%

Mid-Cap Focus Fund
N/A

Mid-Cap Focus inception date was 3/18/98


DIRECTORS AND OFFICERS

      The business and affairs of the Funds are managed under the direction of the Board of Directors, while the Fund's officers conduct and supervise the daily business operations of the Funds.

      Shareholders have one vote for each share held on matters on which they are entitled to vote.

      The Company is not required to and has no intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing individual members of the
      Company's Board of Directors or changing fundamental investment policies or for any other matter as required by law.

The Directors and Officers of the Funds, their positions held with the Funds and their principal occupations during the past five years are set forth below.

Mark A. Coffelt, C.F.A*
1600 West 38th Street, Suite 412
Austin, TX 78731

      Chairman of the Board of Directors and President of the Texas Capital Value Funds, Inc., Chief Investment Officer of the
      Value & Growth Fund and Mid-Cap Focus Fund.

      Principal Occupations During Past Five Years
      President of First Austin Capital Management, Inc. (1988-Present) Occidental College, B.A. economics
      Wharton School, University of Pennsylvania, MBA
      Chartered Financial Analyst of the Association of Investment Management and Research.

Janis A. Claflin
1301 Capital of Texas Highway Ste B-127
Austin, Texas 78746

      Independent Director

      Principal Occupations During Past Five Years
      President and owner of Claflin & Associates (1985-Present)
      Chairperson of the Trustee Program Committee on the Board of Directors of the Fetzer Institute (1987-Present)
      Licensed Marriage and Family Therapist
      George Peabody College for Teachers, B.A. in English
      Yale Divinity School in Religion, M.A. in Religion.


Edward K. Clark, Attorney, CPA
Kelly, Hart, & Hallman
201 Main Street Suite 2500
Ft. Worth, Texas 76102-3194

      Independent Director

      Principal Occupations During Past Five Years
      Member-Kelly, Hart & Hallman (1997- Present)
      Partner-Clark & Clark of Austin, Texas (1995-1997)
      Sole Practitioner (1994-1995)
      Shareholder-Scofield & Clark, P.C. (1993-1994)
      Of Counsel-Ford & Ferraro, L.L.P. (1991-1992)
      General Counsel/Chief Financial Officer of Jefferson Service Company, Inc. (1990-1991)
      Partner, McGinnis, Lockridge & Kilgore L.L.P. (1982-1990)
      Board Certified in Tax Law by the Texas Board of Legal
      Specialization
      Certified Public Accountant
      University of Texas, B.B.A. and M.P.A. (Master in Professional Accounting) University of Houston College of Law, J.D.


John Henry McDonald, CFP
5511 Parkcrest #210
Austin, TX 78731

      Independent Director

      Principal Occupations During Past Five Years
      President and founder of Austin Asset
      Management (1990-Present)
      CFP from the College for Financial Planning
      Member of the CFP Board of Standards
      President of the Austin Society of Institute of Certified
      Financial Planners.


Brian T Bares
1600 West 38th Street Suite 412
Austin, TX 78731

      Secretary

      Principal Occupations During Past Five Years
      Compliance Officer of First Austin Capital
      Management, Inc. (1997-Present)
      Registered Representative with Rafferty Capital Markets, Inc., the Funds Distributor
      Vice-President & Co-Founder of Convenience Design Inc.
      (1995-1997)
      Project Manager (1995) and Director (1995-Present) of Bellevue
      Optical, Inc.
      University of Nebraksa, B.S. in Mathematics

* Denotes a Director of the Company who is an "interested person" of the Company, as defined in the Investment Company
      Act of 1940. The Directors of the Fund who are officers or employees of the Advisor or the Distributor receive no remuneration from the Funds. Each of the other Directors is paid an annual retainer of $5,000 and is reimbursed for expenses of attending meetings.


Board of Directors Compensation Table

NAME &            AGGREGATE        PENSION      ESTIMATED   TOTAL
POSITION          COMPENSATION     BENEFITS     RETIREMENT  COMP
                                                BENEFITS
Mark A. Coffelt*  $0               $0           $0          $0
President &
Chief Investment
Officer

Edward D. Clark   $5,000*          $0           $0          $5,000
Director

John H. McDonald  $5,000*          $0           $0          $5,000
Director

Janis Claflin     $5,000*          $0           $0          $5,000
Director


Such compensation is paid by the Adviser as part of the administrative expense to the Fund.


PRINCIPAL HOLDERS OF SECURITIES

As of the end of the fiscal year, officers and directors of the Texas Capital Value Funds, Inc., owned .018% of all outstanding securities. To the knowledge of the Fund's management, as of September 30, 1998, the persons owning beneficially more than 5% of the outstanding shares of the Fund were as follows:

Value & Growth Portfolio

Charles Schwab & Co.              25.127%
101 Montgomery St.
San Francisco, CA  94104

Mid-Cap Focus Portfolio

Coffelt Family LP                 14.624%
1600 West 38th Street Suite 412
Austin, TX  78731

Guy Coffelt                        9.749%
HCR-5 Box 574-607
Kerrville, TX  78028

Elaine Davis                       8.331%
1852 Clarence Dr.
Hellertown, PA  18055

Dwight & Wanda Look               18.876%
1550 Dann Heim Rd.
Brenham, TX  77833

Johnny Look Trust                  9.438%
1550 Dann Heim Rd.
Brenham, TX  77833

Silver Star LP                     5.844%
1825 Cedar Court
lake Oswego, OR  97034



INVESTMENT ADVISOR

First Austin Capital Management is controlled by Mark A. Coffelt and his wife, Jane Coffelt through a partnership which owns 100% of the outstanding shares of First Austin Capital Management. Mark A. Coffelt is the President of Texas Capital Value Funds, Inc., Chief Investment Officer of the Value & Growth Fund and the Mid-Cap Focus Fund, as well as President and Chief Investment Officer of First Austin Capital Management, Inc. B. David Flora is a co-Portfolio Manager and Institutional Marketing Director of the Texas Capital Value Funds and an Investment Advisor for First Austin Capital Management. Eric Barden is a co-Portfolio Manager and Institutional Marketing Director of the Texas Capital Value Funds and an Investment Advisor for First Austin Capital Management.
Brian T. Bares serves as Secretary of Texas Capital Value Funds, Inc., as well as Compliance Officer for First Austin Capital Management.

The Fund has an investment advisory and administrative contract with First Austin Capital Management, Inc. (First Austin) where:

First Austin receives a fee, computed daily, at an annual rate of 1.0% of the average daily net assets.

First Austin provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administrative costs involved in the day to day operations of the Fund.

First Austin acts as the administrator to the Fund, and receives a fee, for administrative services a fee equal to the sum of:

  seven-tenths percent (0.70%) of the amount of assets in the Fund between one dollar ($1.00) and five million dollars ($5,000,000), inclusive; plus five-tenths percent (0.50%) of the amount of assets in the Fund between five million and one dollars
  ($5,000,001.00) and thirty million dollars ($30,000,000),
  inclusive; plus

  twenty-eight hundredths percent (0.28%) of the amount of assets in the Fund between thirty million and one dollars ($30,000,001) and one hundred million dollars
  ($100,000,000), inclusive; plus

  twenty-five hundredths percent (0.25%) of the amount of assets in the Fund between one hundred million and one dollars ($100,000,001) and two hundred million dollars ($200,000,000), inclusive, plus twenty hundredths percent (0.20%) of the amount of assets in the Fund in excess of two hundred and one million dollars ($200,000,001), inclusive.

All assets in the Funds for the purposes of the administration fee calculation are to be rounded to the nearest dollar prior to the computation of any fee owed.

The total amount of fees for the last three years are as follows:

                  Value &           Mid-Cap
                  Growth            Focus
Advisory Fees
9/30/97-9/30/98   $525,085          $4,130*
9/30/96-9/30/97   $59,431           N/A
11/6/95-9/30/96   $7,588            N/A

Administrative Fees
9/30/97-9/30/98   $220,640          2,891*
9/30/96-9/30/97   $35,970           N/A
11/6/95-9/30/96   $6,606            N/A


On June 28, 1996, the Board authorized the creation of a new series called the Growth & Income Portfolio to be managed and administered by First Austin which was opened to the public in March 18 of 1998. Shortly after its launch, the name of the Growth & Income Portfolio was changed to the Blue Chip Value Portfolio, and subsequently to Mid-Cap Focus Portfolio.

All advisory agreements are for an original term of one year. After the original term expires, each advisory agreement will continue on a year to year basis pending approval at least annually in advance by either the Board of Directors or the holders of a majority of the outstanding voting securities of the respective Fund, but in either event, the extension of the term of an advisory agreement must also be approved in advance by a majority of the Directors who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940 at a meeting called for such purpose.

First Austin will also act as the administrator to the Funds. The administrator provides the following support services to each Fund:

     Establishing and maintaining shareholders' accounts and records
     Processing purchase and redemption transactions

     Answering routine client inquiries regarding the Fund

     Preparing registration statements,
     prospectuses, tax returns and proxy statements

     Providing daily valuation of each Fund,
     calculating the daily net asset value per share and providing such other services to the Fund as the Company may reasonably request

First Austin may assign administrative services to other groups and providers without automatic termination of the Agreement. For such administrative services, the Company has agreed to pay the Advisor additional fees of 0.70% per year of the net assets of each Fund for the first $5 million of net assets, declining to 0.20% per year of net assets in excess of $200 million. Each Fund also pays a 12(b)-1 fee of 0.25% to the Distributor, who passes through the entire amount to the broker of record. All fees are computed on the average daily closing net asset value of each Fund and are payable monthly.


SERVICE PROVIDERS

The Fund has contracted with the Firstar Trust Company for its transfer agent and custodial services. Under the contracts, Firstar will process purchase and redemption requests, generate shareholder statements and confirmations, and keep track of shareholder records. Firstar will also handle the daily NAV computation, fund accounting, and custody of the Investment Companys assets.
For transfer agent services that Firstar provides, compensation is based on number of shareholder accounts. For custodial services, compensation is based on asset size and transactions according to a sliding schedule.

Firstar Trust Company
615 E. Michigan Street, 3rd Floor
Miwaukee, WI  53202-5207


DISTRIBUTION OF THE FUNDS

The following information is in addition to the Investment Companys relationship with the Distributor outlined in the prospectus.

On 11/1/98, the Investment Company terminated its Distribution Agreement with Choice Investments, Inc. Rafferty Capital Markets, Inc. is now the Investment Companys Distributor, and acts as the principal underwriter of the shares of the Funds. The Distributor agrees to use its best efforts to promote, offer for sale, and sell the shares of the Funds to the public on a continuous basis whenever and wherever it is legally authorized to do so. For the period ending (9/30/98), Choice Investments, Inc. was paid $551,119. Of this, $29,769 was retained as a distributor commission.

      Net Discounts         Repurchase    Brokerage   Other
      Underwriter and comm. Compensation  Commission  Comp.
Choice
Invmts*     $29,769         N/A           $33,348     N/A

The Fund has adopted a Distribution Assistance, Promotion, and Adminisrative Service Plan pursuant to Rule 12b-1 under the 1940 Act under which the Company contracts with registered broker-dealers and their agents to distribute shares of the Fund. For the period ending September 30, 1998, the amount paid to the Distributor under that plan was $131,271.43. David Flora, Eric Barden and Brian Bares, the Secretary of the Company, all acting as registered representatives of Choice Investments, Inc, and now as registered representatives of Rafferty Capital Markets, Inc. received a portion of the distribution fee as result of their distribution of shares of the Fund.


The following table details payments made under the Investment Companys 12b-1
Plan:
Advertising	                         $0

Printing/Mailing of Prospectuses     $0
to other than current shareholders

Broker-dealer compensation           $131,271

Compensation to sales personneL      $0

Interest, carrying, or other
finance charges                      $0

The plan compensates the Distributor regardless of the expenses it actually incurs. For fiscal 1998 there were no unreimbursed expenses carried over from previous years.

Brian T. Bares, B. David Flora, Eric Barden, and Ryan Barden are all registered representatives with the Investment Companys Distributor and may receive 12b-1 fees in connection with the sale of Fund shares.

The Fund may benefit from its adopted 12b-1 plan by increased distribution and sales of Fund shares through the broker-dealer community. As Fund assets grow, the administrative costs of the Fund decline.

All series of the Investment Company share the same 12b-1 plan. Any fees paid under the plan may be used to finance distribution for any series of the Investment Company.


BROKERAGE

The following information is in addition to the details provided in the prospectus under the heading What are the Funds Brokerage Policies?

Subject to the supervision of the Directors, decisions to buy and sell securities for the Funds and negotiation of its brokerage commission rates are made by the investment advisor. Transactions on United States stock exchanges involve the payment by the Funds of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up. In certain instances, the Funds may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each particular transaction, the investment advisor will take the following into consideration:

   The best net price available;

   The reliability, integrity and financial condition of the broker;

   The size of and difficulty in executing the order;

   The value of the expected contribution of the broker to the investment performance of the Funds on a continuing basis as well as the expected contribution of the broker in selling shares of the Funds.

Accordingly, the cost of the brokerage commissions to the Funds in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. For example, the investment advisor will consider the research and execution services provided by brokers or dealers who effect or are parties to portfolio transactions of the Funds or the investment advisor's other clients. Such research and investment services include statistical and economic data and research reports on particular companies and industries as well as research and execution systems and software. Subject to such policies and procedures as the Directors may determine, the investment advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Funds to pay a broker that provides research services to the investment advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount another broker would have charged for effecting that transaction, if the investment advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker viewed in terms of either that particular transaction or the investment advisor's ongoing responsibilities with respect to the Funds. Research and investment information and execution services provided by these and other brokers at no cost to the investment advisor is available for the benefit of other accounts advised by the investment advisor and its affiliates, and not all of the information will be used in connection with the Funds. While this information may be useful in varying degrees and may tend to reduce the investment advisor's expenses, it is not possible to estimate its value and, in the opinion of the investment advisor, it does not reduce the investment advisor's expenses in a determinable amount. The extent to which the investment advisor makes use of statistical, research and other services furnished by brokers is considered by the investment advisor in the allocation of brokerage business but there is no formula by which such business is allocated. The investment advisor does so in accordance with its judgment of the best interests of the Fund and its shareholders.

For the period from inception to the end of the fiscal year (9/30/98), the Fund paid Choice Investments, the Distributor of the Fund during that period, $33,348 in brokerage commissions for securities bought and sold by the Fund. These commissions comprise 4.37% of the aggregate brokerage commissions paid by the Fund over this period. These commissions purchased 2.7% of the aggregate dollar amount of transactions involving the payment of commissions by the Fund.


Purchase and Redemption of Shares

The following information is in addition to the details in the prospectus under the heading, How do I Purchase Shares?, and How do I Sell Shares? and What
Else do I Need to Know Before Investing?

Nonpayment

If any order to purchase shares is cancelled due to nonpayment or if the Investment Company does not receive good funds either by check or electronic funds transfer, the Transfer Agent will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Investment Company. If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the Texas Capital Value Funds. A $20 fee is charged for all returned items, including checks and electronic funds transfers.

Transfer of Shares

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, and the signatures of all registered owners, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

Transfers Directly with the Distributor

When transfering directly to the Distributor from another mutual fund (excluding funds that value their shares according to Rule 2a-7 of the Investment Company Act of 1940), the transfer will occur at Net Asset Value.

Additional Information on Redeeming Shares

The right of redemption may be suspended by the Funds, or the date of payment postponed by the Funds, beyond the normal seven-day period, under the following conditions authorized by the 1940 Act:

      For any period during which the New York Stock Exchange is closed, other than customary weekend or holiday closings, or during which trading on the New York Stock Exchange is restricted;

      For any period during which an emergency exists as a result of which disposal by the Funds of securities owned by it is not reasonably practical, or it is not reasonably practical for the Funds to determine the fair value of its net assets; and

      For such other periods as the Securities and Exchange
      Commission may by order permit for the protection of the Funds' shareholders.

It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Funds to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities of the Fund(s). However, the Funds has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Funds net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities generally will incur brokerage costs on their sales.

Autovest Plan

The Funds offer the Autovest Plan. The Autovest Plan is an automatic investment plan detailed in the Investment Companys prospectus under the heading How do I Purchase Shares? that allows shareholders automatic periodic investment in the Funds. Engaging in this type of investment plan allows you to dollar cost average your purchases. Details on the benefits of dollar cost averaging are in APPENDIX B.


NET ASSET VALUE

Each Funds' net asset value per share will be calculated separately from the per share net asset value of any other Fund of the Investment Company. "Assets belonging to" a Fund consist of the consideration received upon the issuance of shares of the particular fund together with all net investment income, earnings, profits, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Investment Company not belonging to a particular series. Each Fund of the Investment Company will be charged with the direct liabilities of that Fund and with a share of the Investment Company's general liabilities. Subject to the provisions of the Articles of Incorporation and the Bylaws of the Investment Company, determinations by the Directors as to the direct and allocable expenses and the allocable portion of any general assets with respect to a particular fund are conclusive.


TAX-DEFERRED RETIREMENT PLANS

Federal taxes on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Funds offer 403(b)(7) accounts and various forms of IRAs. The minimum initial investment in each of these plans is $2000, or a yearly $2000 minimum is required with a minimum $100 monthly electronic investment. You may make subsequent investments of $100 or more per account at any time. You may make investments in one or any combination of the Funds described in the Prospectus.

Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. Firstar Trust Company serves as Custodian for these tax-deferred retirement plans under the programs made available by the Investment Company. Applications for these retirement plans received by the Fund will be forwarded to the Custodian for acceptance.

An administrative fee of $15 is deducted from the money sent to you after closing an account. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

Each employer or individual establishing a tax-deferred retirement plan is advised to consult with a tax advisor before establishing the plan.


TAX STATUS

Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. Accordingly, the Funds generally must:

      Derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived from its business of investing in such stock, securities or currencies;

and diversify its holdings so that, at the end of each fiscal quarter,

      at least 50% of the market value of the Funds assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Funds total assets and 10% of the outstanding voting securities of such issuer, and;

      not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Funds taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Funds intend to distribute substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year,

      at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on September 30 of the calendar year, and all ordinary income and capital gains for previous years that were not distributed during such years.

To avoid application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Funds in October, November or December of that year with a record date in such a month, and paid by the Funds during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared rather than the calendar year in which the distributions are received.

Currency Fluctuations-"Section 988" Gains or Losses

Gains or losses attributable to fluctuations in exchange rates which occur between the time the Funds accrue income or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time the Funds actually collect such receivables or pay such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Funds would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Funds to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Funds, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Funds as capital gain dividends, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends received deduction.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

Upon a redemption, sale or exchange of a shareholder's shares of the Funds, such shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and generally will be long-term or short-term depending upon the shareholder's holding period for the shares.


PERFORMANCE INFORMATION

Performance Presentation

From time to time, each Fund may advertise its average annual total return over various periods of time. This total return figure shows the average percentage change in the value of your investment in each Fund from the beginning date to the ending date of the measurement period. The figure reflects changes in the price of your shares including the payment of the maximum sales load (except where noted) and assumes that any income dividends and/or capital gains distributions made by the Fund during the period are reinvested. When applicable, figures will be given for recent one, five, and ten year periods, and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering average total return figures for periods longer than one year, you should note that each Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Each Fund also may use "aggregate" total return figures for various periods representing the cumulative change in value of your investment in the Fund for the specific period. Aggregate total returns may be shown by schedules, charts, or graphs, and may be broken down to indicate subtotals of the components of total return (the change in value of initial investment, income dividends, and capital gains distributions).

Each Fund may quote average annual total and/or aggregate total return for various time periods in advertisements or communications to shareholders. The Fund may also compare performance to:

      Other mutual funds with similar
      investment objectives

      Stock and other relevant indices

      Rankings prepared by independent services or industry publications.

For example, a Fund's total return may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Value Line Mutual Fund Survey and CDA Investment Technologies, Inc. Total return data as reported in such national financial publications as The Wall Street Journal, The New York Times, Investor's Business Daily, USA Today, Barron's, Money, and Forbes as well as publications of a local or regional nature, may be used in comparing Fund performance.

A Fund's total return may also be compared to such indices as the Dow Jones Industrial Average, the Standard & Poor's 500 Composite Stock Price Index, the NASDAQ Composite OTC Index or NASDAQ Industries Index, the Consumer Price Index, the Russell 2000 Index, or other indices as the Advisors deem appropriate.

Value & Growth Fund Returns
                        Total Return*     Annual Return*
Inception to 9-30-98    47.47%            14.3%

Mid-Cap Focus           N/A               N/A


Inception date for the Mid-Cap Focus was 3/18/98

*Returns assume the reinvestment of all distributions. Including the cost of the maximum sales charge of 4.5%, the total return would have been 40.84% and annual return would have been 12.53%. Inception was 11-06-95.

From time to time, quotations of the Funds performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures are calculated in the following manner.

Average Annual Total Return

Average annual total return is the average annual compound rate of return for periods of one year, five years and ten years, all ending on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Funds shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

P(1 + T)^n = ERV

T    =  average annual total return
P    =  a hypothetical initial investment of $1,000
n    =  number of years
ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


Performance, assuming the maximum sales load of 4.5% is computed as follows:

Value & Growth

$1,000(1+.1253)^2.9 = $1408.24

Mid-Cap Focus

N/A

Inception date for Mid-Cap Focus was 3/18/98

Where $1,000 is the initial amount invested, .1253 is the average annual total return since inception, after deducting a front-end sales charge of 4.5%, and
2.9 is the number of years for which the return is calculated. $1,408.24 is the Period Ending Redeemable Value at the end of the fiscal year. The Fund went effective on November 6, 1995, and the period for which the return has been calculated ended on September 30, 1998.

It should be noted that average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Funds will vary based on changes in market conditions and the level of the Funds expenses.

In connection with communicating its average annual total return to current or prospective shareholders, the Funds may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Funds with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, the Funds may compare its performance to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Stock Price Index (S&P
500), the NASDAQ OTC Composite Index, the NASDAQ Industrials Index, and the Russell 2000 Index.

From time to time, in advertising, marketing and other Fund literature, the performance of the Funds may be compared to the performance of broad groups of mutual funds with similar goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Funds will be compared to the appropriate fund category, that is, by fund objective and Fund holdings or the appropriate volatility grouping, where volatility is a measure of the Funds risk. From time to time, the average price-earnings ratio and other attributes of the Funds or the model portfolio's securities may be compared to the average price-earnings ratio and other attributes of the securities that comprise the S&P 500.

Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used of demographic and economic data.

Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Funds. The description may include a "risk/return comparison" which compares the Funds to broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money Market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Funds to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return. Risk/return comparisons also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.


APPENDIX A

LONG-TERM AND SHORT-TERM DEBT RATINGS

A rating issued by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Funds' investment advisor believes that the quality of debt securities in which the Funds invest should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.
The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch IBCA, Inc., and Duff & Phelps, Inc.

MOODY'S INVESTOR SERVICES, INC.

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A   Bonds which are rated A possess many favorable investment  attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds  which are rated Baa are  considered  as  medium-grade  obligations
      (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B   Bonds which are rated B generally lack  characteristics  of the desirable
      investment.   Assurance  of  interest  and   principal   payments  or  of
      maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C   Bonds which are rated C are the lowest  rated class of bonds,  and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB An obligation rated "BBB" exhibits adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is MORE VULNERABLE to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commi


Part C - OTHER INFORMATION

ITEM 23 - EXHIBITS

(a)   Agreement and Declaration of Trust                    -1

(b)   By-laws                                               -1

(c)   Instruments Defining Rights of Securities Holders
       (1)Articles of Incorporation                         -1

(d)   Investment Advisory Contracts                         -5

(e)   Underwriting Contract
       (1)Distribution Agreement                            -Included

(f)   Bonus or Profit Sharing Contracts                     -N/A

(g)   Custodian Agreements                                  -Included

(h)   Other Material Contracts
       (1)Transfer Agency Agreement                         -Included
       (2)Fund Accounting Agreement                         -Included

(i)   Legal Opinion                                         -Included

(j)   Other Opinions
      Consent of Accountants                                -Included

(k)   Omitted Financial Statements                          -N/A

(l)   Initial Capital Agreements
       (1)Articles of Incorporation                         -1

(m)   Rule 12b-1 Plan                                       -Included

(n)   Financial Data Schedule
       (1)Value & Growth Portfolio Financial Statements     -Included
       (2)Mid-Cap Focus Portfolio                           -Included

(o)   Rule 18f-3 Plan                                       -N/A


        1. Incorporated by reference from Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on August 22nd, 1995.

        2. Incorporated by reference from Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on May 28th, 1996.

        3. Incorporated by reference from Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on August 13th, 1996.

        4. Incorporated by reference from Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on February 5th, 1997.

        5. Incorporated by reference from Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on November 26th, 1997.


Item 24. Persons Controlled by or Under Common Control with the Fund

None

Item 25. Indemnification

The information on indemnification is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's
Registration Statement.

Item 26. Business and Other Connections of the Investment Adviser

Information regarding the business, profession, vocation or employment of a substantial nature that each director, officer, and partner of the Registrant and Advisor is involved with or has been involved in over the last two years is listed in the Prospectus under the heading, "Who Runs the Funds?" and in the Statement of Additional Information under the headings, "Directors and Officers", and "Investment Advisor."

All other information regarding the Advisor is incorporated by reference to its Form ADV as amended:

	First Austin Capital Management, Inc.	File No. 801-31075


Item 27. Principal Underwriters

Other than the Registrant, the Principal Underwriter for the Fund also is the Principal Underwriter for the following investment companies:

Homestate Funds
Potomac Funds
Badgley Funds
Brazos Funds
Golf Associated Funds

Information regarding the Principal Underwriter, including compensation is included under the heading, "Distribution of the Funds" in the Statement of Additional Information.

Note: On 11/1/98, the Registrant changed distributors to Rafferty Capital
Markets.

Rafferty Capital Markets, Inc.
550 Mamaroneck Avenue
Harrison, NY  10528


Item 28. Location of Accounts and Records

The following entities prepare, maintain and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request:


Transfer Agent, Fund Accountant, and Custodian

Firstar Trust Company
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

Distributor

Rafferty Capital Markets, Inc.
550 Mamaroneck Avenue
Harrison, NY  10528


Item 29. Management Services

Not Applicable

Item 30. Undertakings

None